EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Curtis Summers, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report on Form 10-K of Panamera Healthcare Corporation for the year ended July 31, 2017 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Panamera Healthcare Corporation.

Dated: October 27, 2017	/s/ Curtis Summers
Curtis Summers
President, Chief Executive Officer and Director (Principal Executive Officer)
Panamera Healthcare Corporation

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Panamera Healthcare Corporation and will be retained by Panamera Healthcare Corporation and furnished to the Securities and Exchange Commission or its staff upon request.